                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 02549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported): March 5, 2001
                                  -------------


                               ALLAIRE CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              Delaware                   0-25265                41-1830792
              --------                   -------                ----------
(State or other jurisdiction)          (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)


      275 Grove Street, Newton, MA                                 02466
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: (617) 219-2000
                                                   ---------------



                                 Not Applicable
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         On March 5, 2001, Allaire Corporation and Macromedia, Inc., a Delaware corporation, issued a joint press release entitled "Macromedia and Allaire Provide Updated Guidance for March Quarter, Companies Expect Merger to Close by End of March." A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.


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
Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

        Number                                 Title
        ------                                 -----
         99.1             Press Release dated March 5, 2001, entitled
                          "Macromedia and Allaire Provide Updated Guidance for
                          March Quarter, Companies Expect Merger to Close by End
                          of March."


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
                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       ALLAIRE CORPORATION


Dated: March 5, 2001                   By: /s/ DAVID J. ORFAO
                                          -----------------------------------
                                               David J. Orfao
                                               President and Chief
                                               Executive Officer


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
                                  EXHIBIT INDEX

        Number                                 Title
        ------                                 -----
         99.1             Press Release dated March 5, 2001, entitled
                          "Macromedia and Allaire Provide Updated Guidance for
                          March Quarter, Companies Expect Merger to Close by End
                          of March."






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